CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Richard J. Adler, Chief Executive Officer of EII Realty Securities Trust (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    SEPTEMBER 3, 2003             /s/ Richard J. Adler
     ----------------------            -----------------------------------------
                                       Richard J. Adler, Chief Executive Officer
                                       (principal executive officer)


I, Michael J. Meagher, Chief Financial Officer of EII Realty Securities Trust (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    SEPTEMBER 3, 2003           /s/ Michael J. Meagher
     ----------------------          -------------------------------------------
                                     Michael J. Meagher, Chief Financial Officer
                                     (principal financial officer)